                                                                               .
                                                                               .
                                                                               .

                                                                Exhibit 99.1


CONSOLIDATED BALANCE SHEETS
(Unaudited)

                                              July 2,      Dec. 31,
(Dollars in thousands)                         2004          2003
-------------------------------------------------------------------
Assets
Current assets
   Cash and cash equivalents                 $ 10,325      $  5,062
   Accounts receivable                         67,950        55,102
   Inventories                                100,030        87,396
   Prepaid expenses                             5,674         5,454
   Deferred income taxes                           51           291
                                             --------      --------
        Total current assets                  184,030       153,305

Other assets                                   16,006        18,902
Long-term deferred income taxes                 1,393           704

Property, plant and equipment                 537,679       535,421
   Less allowances for depreciation,
     depletion and impairment                 355,873       344,575
                                             --------      --------
                                              181,806       190,846

Goodwill                                        7,992         7,859
                                             --------      --------
                                             $391,227      $371,616
                                             ========      ========


Liabilities and Shareholders' Equity
Current liabilities
   Short-term debt                           $ 25,516      $ 13,387
   Accounts payable                            16,994        16,038
   Other liabilities and accrued items         38,200        37,366
   Income taxes                                   928         1,373
                                             --------      --------
        Total current liabilities              81,638        68,164

Other long-term liabilities                    12,219        14,739
Retirement and post-employment benefits        50,439        49,358
Long-term debt                                 78,581        85,756
Minority interest in subsidiary                  --              26

Shareholders' equity                          168,350       153,573
                                             --------      --------
                                             $391,227      $371,616
                                             ========      ========


See notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                                                            Second Quarter Ended                   First Half Ended
(Dollars in thousands except share                        July 2,          June 27,            July 2,          June 27,
and per share amounts                                      2004              2003               2004              2003
-------------------------------------------------------------------------------------       ------------------------------
Net sales                                              $    128,639      $    101,805       $    254,501      $    201,323
     Cost of sales                                           99,198            82,941            195,483           165,346
                                                       ------------      ------------       ------------      ------------
Gross margin                                                 29,441            18,864             59,018            35,977
     Selling, general and administrative expenses            19,161            16,611             38,208            33,909
     Research and development expenses                        1,098               928              2,366             2,036
     Other-net                                                  127               230              3,319               976
                                                       ------------      ------------       ------------      ------------
Operating profit (loss)                                       9,055             1,095             15,125              (944)
     Interest expense                                         2,389               834              4,607             1,606
                                                       ------------      ------------       ------------      ------------
Income (loss) before income taxes                             6,666               261             10,518            (2,550)

     Minority interest                                         --                 (22)              --                 (22)
     Income taxes                                                95               246                194               451
                                                       ------------      ------------       ------------      ------------

Net income (loss)                                      $      6,571      $         37       $     10,324      $     (2,979)
                                                       ============      ============       ============      ============

Per share of common stock: basic                       $       0.39      $       0.00       $       0.62      $      (0.18)

Weighted average number
     of common shares outstanding                        16,704,568        16,563,098         16,661,099        16,562,283


Per share of common stock: diluted                     $       0.38      $       0.00       $       0.60      $      (0.18)

Weighted average number
     of common shares outstanding                        17,127,698        16,639,382         17,107,295        16,562,283


See notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

                                                                                   FIRST HALF ENDED
                                                                                 JULY 2,       JUNE 27,
(Dollars in thousands)                                                            2004           2003
-------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                               $ 10,324       $ (2,979)
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH USED IN OPERATING
   ACTIVITIES:
  Depreciation, depletion and amortization                                        12,025         10,021
  Amortization of deferred financing costs in interest expense                       722            163
  Derivative financial instrument ineffectiveness                                     (1)            58
  Decrease (increase) in accounts receivable                                     (13,344)       (10,461)
  Decrease (increase) in inventory                                               (12,923)         5,754
  Decrease (increase) in prepaid and other current assets                            293          1,666
  Increase (decrease) in accounts payable and accrued expenses                     4,287          1,870
  Increase (decrease) in interest and taxes payable                               (1,033)           105
  Increase (decrease) in deferred income taxes                                      (709)           147
  Increase (decrease) in other long-term liabilities                                (374)           173
  Other - net                                                                      1,771            653
                                                                                --------       --------
                     NET CASH PROVIDED FROM OPERATING ACTIVITIES                   1,038          7,170


Cash flows from investing activities:
  Payments for purchase of property, plant and equipment                          (2,959)        (3,212)
  Payments for mine development                                                     (120)          (101)
  Proceeds from other investments                                                     14           --
  Proceeds from sale of property, plant and equipment                                 15              8
                                                                                --------       --------
                     NET CASH USED IN INVESTING ACTIVITIES                        (3,050)        (3,305)

Cash flows from financing activities:
  Proceeds from issuance/(repayment) of short-term debt                           13,557         (4,959)
  Proceeds from issuance of long-term debt                                            24          2,000
  Repayment of long-term debt                                                     (8,629)        (4,034)
  Issuance of common stock under stock option plans                                2,381           --
                                                                                --------       --------
                     NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES         7,333         (6,993)
Effects of exchange rate changes                                                     (58)            78
                                                                                --------       --------
                     NET CHANGE IN CASH AND CASH EQUIVALENTS                       5,263         (3,050)
  CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                 5,062          4,357
                                                                                --------       --------
  CASH AND CASH EQUIVALENTS AT END OF PERIOD                                    $ 10,325       $  1,307
                                                                                ========       ========


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE A - ACCOUNTING POLICIES

In management's opinion, the accompanying consolidated financial statements contain all adjustments necessary to present fairly the financial position as of July 2, 2004 and December 31, 2003 and the results of operations for the three and six month periods ended July 2, 2004 and June 27, 2003. All of the adjustments were of a normal and recurring nature. Certain items in the prior year have been reclassified to conform to the 2004 consolidated financial statement presentation.


NOTE B - INVENTORIES

                                              JULY 2,             DEC. 31,
(Dollars in thousands)                         2004                 2003
--------------------------------------------------------------------------
Principally average cost:
  Raw materials and supplies                 $ 23,655             $ 24,990
  Work in process                              74,631               65,212
  Finished goods                               28,457               20,637
                                             --------             --------
     Gross inventories                        126,743              110,839

Excess of average cost over LIFO
   Inventory value                             26,713               23,443
                                             --------             --------
   Net inventories                           $100,030             $ 87,396
                                             ========             ========

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)


 NOTE C -  COMPREHENSIVE INCOME (LOSS)

 The reconciliation between net income (loss) and comprehensive income (loss) for the three and six month periods ended July 2, 2004 and June 27, 2003 is as follows:


                                                 SECOND QUARTER ENDED                FIRST HALF ENDED
                                               JULY 2,         JUNE 27,          JULY 2,         JUNE 27,
(Dollars in thousands)                          2004             2003             2004             2003
-----------------------------------------------------------------------         -------------------------
Net income (loss)                             $  6,571         $     37         $ 10,324         $ (2,979)

Cumulative translation adjustment                 (356)               3             (131)             (70)

Change in the fair value of derivative
  financial instruments                          1,424           (3,065)           2,353           (1,900)
                                              --------         --------         --------         --------

Comprehensive income (loss)                   $  7,639         $ (3,025)        $ 12,546         $ (4,949)
                                              ========         ========         ========         ========




NOTE D - SEGMENT REPORTING

                                        Metal          Micro-           Total           All
(Dollars in thousands)                 Systems       Electronics      Segments         Other           Total
--------------------------------------------------------------------------------------------------------------
Second Quarter 2004
-------------------
Revenues from external customers      $  77,129       $  51,510      $ 128,639       $    --         $ 128,639

Intersegment revenues                       856             391          1,247           6,185           7,432

Operating profit                          1,795           4,804          6,599           2,456           9,055


Second Quarter 2003
-------------------
Revenues from external customers      $  60,670       $  37,650      $  98,320       $   3,485       $ 101,805

Intersegment revenues                       817             246          1,063           4,081           5,144

Operating profit (loss)                  (2,775)          3,473            698             397           1,095


First Half 2004
---------------
Revenues from external customers      $ 153,087       $ 101,414      $ 254,501       $    --         $ 254,501

Intersegment revenues                     2,070             687          2,757          11,482          14,239

Operating profit (loss)                   4,971          10,293         15,264            (139)         15,125


First Half 2003
---------------
Revenues from external customers      $ 121,877       $  75,961      $ 197,838       $   3,485       $ 201,323

Intersegment revenues                     1,718             518          2,236           7,654           9,890

Operating profit (loss)                  (6,199)          6,010           (189)           (755)           (944)
